CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the inclusion in this Form SB-2, and any amendments to such forms, our report relating to the financial statements of Mountain States Capital, Inc., for the years ended December 31, 1999, 1998, and 1997. We also consent to the reference to this firm under the heading "Experts" in this statement.


                                        /s/ Clancy and Co., P.L.L.C.
                                        ----------------------------------------
                                        CLANCY AND CO., P.L.L.C.
                                        Certified Public Accountants
                                        May 10, 2000